Managed Government Securities Fund
Managed Federal Securities Fund
Managed Cash Fund


Supplement to Prospectus
Dated May 1, 1996

The Company's investment manager, Scudder, Stevens & Clark, Inc. (the "Adviser"), has agreed to maintain the total annualized expenses of the Managed Federal Securities Fund at not more than 0.75% of average daily net assets of the Fund until December 31, 1996.

Until December 31, 1996, the Adviser has agreed to continue to maintain the total annualized expenses of the Managed Government Securities Fund and the Managed Cash Fund at not more than 0.55% of average daily net assets of each Fund.

November 1, 1996